Supplement to prospectuses dated October, 1, 2006, December 29, 2006, and May 31, 2007

The T. Rowe Price Emerging Markets Stock Fund has been added to the list of underlying international funds in which each Retirement Fund can invest. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets. The Tables under the subheading "What is each fund`s principal investment strategy?" in Section 1 and the table entitled "Description of Underlying Funds" in Section 3 of each prospectus are hereby revised accordingly.

C16-041 6/29/07